                                                                 EXHIBIT 10.36a


                    FIRST AMENDMENT TO AMENDED AND RESTATED
                          CREDIT AGREEMENT AND WAIVER


     THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER is dated as of the 7th day of February, 1997, and entered into among NU-KOTE HOLDINGS, INC., a Delaware corporation ("Holding"), NU-KOTE INTERNATIONAL, INC., a Delaware corporation ("Company"), the Lenders signatory hereto, BARCLAYS BANK PLC, in its capacity as documentation agent ("Documentation Agent") and NATIONSBANK OF TEXAS, N.A., a national banking association, as administrative agent and collateral agent (in such capacities, "Agent").

                                  WITNESSETH:

     WHEREAS, Holding, Company, Lenders, Documentation Agent and Agent entered into an Amended and Restated Credit Agreement, dated as of October 15, 1996 ("Credit Agreement");

     WHEREAS, Holding and Company have requested that Lenders waive during the period starting on December 27, 1996, to March 30, 1997, inclusive (the "Waiver Period"), the Event of Default arising from non-compliance with
Section 6.6A of the Credit Agreement for the fiscal quarter ended December 27, 1996;

     WHEREAS, Lenders and Agent have agreed to grant the request of Holding and Company and to modify the Credit Agreement upon the terms and conditions set forth below.

     NOW, THEREFORE, for valuable consideration hereby acknowledged, Holding, Company, Lenders, Documentation Agent and Agent agree as follows:

     SECTION 1. DEFINITIONS. Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

     SECTION 2. MAXIMUM OUTSTANDING. Notwithstanding anything to the contrary in the Credit Agreement, Total Utilization of Revolving Credit Commitments shall not exceed $95,000,000, starting on February 7, 1997, through the end of the Waiver Period.

     SECTION 3. APPLICABLE MARGIN. Notwithstanding anything to the contrary in the definition of "Applicable Margin" in Section 1.1 of the Credit Agreement, the Applicable Margin shall be 1.50% per annum, starting on February 7, 1997, through the end of the Waiver Period.

     SECTION 4. WAIVERS. (a) Subject to the terms and conditions hereof, Lenders hereby waive, but only during the Waiver Period, the Specified Default (hereinafter defined); PROVIDED, HOWEVER, that Lenders' waiver of the Specified Default and their rights and remedies as a result of the occurrence thereof shall not constitute and shall not be deemed to constitute a waiver of any other Event of Default, whether arising as a result of further violations of any provision of the Credit Agreement previously violated by Holding or Company, or a waiver of any rights and remedies arising as a result of such other Events of Default. As used herein, "SPECIFIED DEFAULT" shall mean the failure of Holding and Company to observe the covenant set forth in Section 6.6A of the Credit Agreement for the fiscal quarter ended December 27, 1996. At the end of the Waiver Period, the waiver of the Specified Default will automatically terminate.

     (b) In consideration of Lenders' waiver of the Specified Default and certain other good and valuable consideration, Holding and Company each hereby expressly acknowledge and agree that neither of them has any setoffs, counterclaims, adjustments, recoupments, defenses, claims or actions of any character, whether contingent, non-contingent, liquidated, unliquidated, fixed, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, known or unknown, against any Lender, Documentation Agent or Agent or any grounds or cause for reduction, modification or subordination of the Obligations or any liens or security interests of any Lender or the Collateral Agent. To the extent Holding or Company may possess any such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds or causes, each of Holding and Company hereby waives, and hereby releases each Lender, Documentation Agent and Agent from, any and all of such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds and causes, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted counsel with respect thereto.

     SECTION 5. CONDITIONS PRECEDENT. This Amendment and Waiver shall not be effective until all proceedings of Company taken in connection herewith and the transactions contemplated hereby shall be satisfactory in form and substance to Documentation Agent, Agent and Lenders, and each of the following conditions precedent shall have been satisfied:

          (a) All fees and expenses, including legal and other professional fees and expenses incurred, payable on or prior to the date of this Amendment and Waiver to Agent, including, without limitation, the fees and expenses of its counsel, shall have been paid to the extent that same had been billed prior to the date of this Amendment and Waiver.

          (b) Agent and each Lender shall have received each of the following, in form and substance satisfactory to Agent, Lenders and Agent's counsel in their sole and absolute discretion:

               (1) a certificate of Holding and Company certifying (i) as to the accuracy, after giving effect to this Amendment and Waiver, of the representations and warranties set forth in Section 4 of the Credit Agreement, the other Loan Documents and in this Amendment and Waiver, and (ii) that there exists no Potential Event of Default or Event of Default, after giving effect to this Amendment and Waiver, and the execution, delivery and performance of this Amendment and Waiver will not cause a Potential Event of Default or Event of Default; and

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               (2)  such other documents, instruments, and certificates, in form and substance reasonably satisfactory to Lenders, as Lenders shall deem necessary or appropriate in connection with this Amendment and Waiver and the transactions contemplated hereby, including without limitation copies of resolutions of the board of directors of each of Holding and Company authorizing the transactions contemplated by this Amendment and Waiver.

          (c) Company or Holding shall have paid to Agent for the pro rata account of Lenders an amendment fee in the amount of $175,000.

     SECTION 6. REPRESENTATIONS AND WARRANTIES. Holding and Company represent and warrant to Lenders, Documentation Agent and Agent that (a) this Amendment and Waiver constitutes their legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Potential Event of Default or Event of Default under the Credit Agreement after giving effect to this Amendment and Waiver, (c) their representations and warranties set forth in the Credit Agreement and other Loan Documents are true and correct on the date hereof after giving effect to this Amendment and Waiver, (d) they have complied with all agreements and conditions to be complied with by them under the Credit Agreement and the other Loan Documents by the date hereof, and (e) the Credit Agreement, as amended hereby, and the other Loan Documents remain in full force and effect.

     SECTION 7. EXPENSES OF LENDERS. Holding and Company hereby jointly and severally agree to pay on demand all costs and expenses incurred by Agent, including costs and fees of counsel to Agent in connection with the preparation, negotiation, review and execution of this Amendment and Waiver and the other Loan Documents executed pursuant hereto and any and all amendments, modifications and supplements thereto.

     SECTION 8. FURTHER ASSURANCES. Holding and Company shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to Agent, as Agent or any Lender may deem necessary or appropriate in connection with this Amendment and Waiver.

     SECTION 9. CONSENTS OF EUROCURRENCY BORROWERS AND EUROCURRENCY LENDERS. Each Eurocurrency Borrower and Eurocurrency Lender by its execution below consents and agrees to this Amendment and Waiver and agrees that the Eurocurrency Credit Agreement or Eurocurrency Credit Agreements to which it is a party are and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects except that, upon the effectiveness of and on and after the date of this Amendment and Waiver each reference to the Credit Agreement, "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment and Waiver. Each Eurocurrency Borrower agrees that the collateral described in the Eurocurrency Security Documents to which it is a party shall continue to secure the payment of the indebtedness therein described.

     SECTION 10. COUNTERPARTS. This Amendment and Waiver and the other Loan Documents may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought. Telecopies of signatures shall be binding and effective as originals.

     SECTION 11. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, HOLDING AND COMPANY EACH HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

     SECTION 12. GOVERNING LAW. (a) THIS AGREEMENT AND ALL LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS MADE UNDER THE LAWS OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT (1) FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS AGREEMENT AND ALL LOAN DOCUMENTS OR (2) STATE LAW GOVERNS UCC COLLATERAL INTERESTS FOR PROPERTIES OUTSIDE THE STATE OF TEXAS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, HOLDING AND COMPANY EACH AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

     (b) HOLDING AND COMPANY EACH HEREBY WAIVES PERSONAL SERVICE OF ANY LEGAL PROCESS UPON IT. IN ADDITION, HOLDING AND COMPANY EACH AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO IT AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON RECEIPT BY IT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     SECTION 13. ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

    [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK.  SIGNATURE PAGES FOLLOW.]

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     IN WITNESS WHEREOF, this Amendment and Waiver is executed as of the date first set forth above.


Holding:                               NU-KOTE HOLDING, INC.

                                       By: /s/ STEVEN J. DIPASQUALE
                                          -----------------------------------

                                       Name:   Steven J. Dipasquale
                                           ----------------------------------

                                       Title:  Treasurer
                                             --------------------------------


Company:                               NU-KOTE INTERNATIONAL, INC.

                                       By: /s/ STEVEN J. DIPASQUALE
                                          -----------------------------------

                                       Name:   Steven J. Dipasquale
                                           ----------------------------------

                                       Title:  Treasurer
                                             --------------------------------


Agent:                                 NATIONSBANK OF TEXAS, N.A.

                                       By: /s/ WILLIAM E. LIVINGSTONE
                                          -----------------------------------
                                       Name:   William E. Livingstone, IV
                                       Title:  Senior Vice President


Documentation Agent:                   BARCLAYS BANK PLC

                                       By: /s/ BEN J. MARCIANO
                                          -----------------------------------

                                       Name:   Ben J. Marciano
                                           ----------------------------------

                                       Title:  Vice President
                                             --------------------------------


Lenders and Eurocurrency               NATIONSBANK OF TEXAS, N.A.
Lenders:

Address:                               By: /s/ WILLIAM E. LIVINGSTONE
901 Main Street, 66th Floor               -----------------------------------
Dallas, Texas  75202                   Name:   William E. Livingstone, IV
Attn: Mr. William E. Livingstone, IV   Title:  Senior Vice President
      Senior Vice President

                                       BARCLAYS BANK PLC

Address:                               By: /s/ BEN J. MARCIANO
222 Broadway                              -----------------------------------
New York, New York 10038
Attn: L. Peter Yetman                  Name:   Ben J. Marciano
      Associate Director                    ---------------------------------

                                       Title:  Vice President
                                             --------------------------------


                                       ABN AMRO BANK, N.V.

Address:                               By: /s/ LAURIE C. TUZO
Three Riverway, Suite 1700                -----------------------------------
Houston, Texas 77056
Attn: Laurie C. Tuzo                   Name:   Laurie C. Tuzo
      Vice President                        ---------------------------------

                                       Title:  Group Vice President
                                             --------------------------------


                                       By: /s/ RONALD A. MAHLE
                                          -----------------------------------

                                       Name:   Ronald A. Mahle
                                            ---------------------------------

                                       Title:  Group Vice President
                                             --------------------------------


                                       COMMERZBANK AKTIENGESELLSCHAFT,
                                       ATLANTA AGENCY

Address:                               By: /s/ ERIC. R. KAGERER
Promenade Two, Suite 3500                 -----------------------------------
1230 Peachtree Street, N.E.
Atlanta, Georgia 30309                 Name:   Eric. R. Kagerer
Attn: Harry P. Yergey                       ---------------------------------
      Vice President
                                       Title:  Vice President
                                             --------------------------------


                                       By: /s/ MARY B. SMITH
                                          -----------------------------------

                                       Name:   Mary B. Smith
                                            ---------------------------------

                                       Title:  Asst. Vice President
                                             --------------------------------


                                       CREDIT LYONNAIS, NEW YORK BRANCH

Address:                               By:
2200 Ross Avenue, Suite 4400 W            -----------------------------------
Dallas, Texas 75201
Attn: Timothy M. O'Connor              Name:
      Assistant Vice President              ---------------------------------

                                       Title:
                                             --------------------------------

                                       DEUTSCHE BANK, A.G., NEW YORK BRANCH
                                       AND/OR CAYMAN ISLANDS BRANCH

Address:                               By:
31 W. 52nd Street, 24th Floor             -----------------------------------
New York, New York 10019
Attn: Gregory M. Hill                  Name:
      Vice President                        ---------------------------------

                                       Title:
                                             --------------------------------


                                       By:
                                          -----------------------------------

                                       Name:
                                            ---------------------------------

                                       Title:
                                             --------------------------------


                                       FIRST AMERICAN NATIONAL BANK

Address:                               By: /s/ COREY NAPIER
4th & Union Street AA-0310                -----------------------------------
Nashville, Tennessee 37238
Attn: Corey Napier                     Name:   Corey Napier
                                            ---------------------------------

                                       Title:  Vice President
                                             --------------------------------


                                       THE FIRST NATIONAL BANK OF CHICAGO

Address:                               By: /s/ KATHLEEN COMELLA
One First National Plaza                  -----------------------------------
Mail Suite 0364
Chicago, Illinois 60670-0364           Name:   Kathleen Comella
Attn: Stephen C. Price                      ---------------------------------
      Vice President
                                       Title:  Vice President
                                             --------------------------------


                                       SOCIETE GENERALE

Address:                               By: /s/ RICHARD M. LEWIS
Trammell Crow Center                      -----------------------------------
2001 Ross Avenue, Suite 4800
Dallas, Texas 75201                    Name:   Richard M. Lewis
Attn: Richard Lewis                         ---------------------------------
      Vice President
                                       Title:  Vice President
                                             --------------------------------

CONSENTED AND AGREED TO BY EUROCURRENCY BORROWERS:

PELIKAN SCOTLAND LIMITED

By: /s/ GERARD MCNALLY
   --------------------------------

Name:   Gerard McNally
     ------------------------------

Title:  Director
      -----------------------------


PELIKAN PRODUKTIONS AG

By: /s/ HANS PAFFHAUSEN
   --------------------------------

Name:   Hans Paffhausen
     ------------------------------

Title:  Director
      -----------------------------


PELIKAN HARDCOPY (INTERNATIONAL) AG

By: /s/ HANS PAFFHAUSEN
   --------------------------------

Name:   Hans Paffhausen
     ------------------------------

Title:  Managing Director
      -----------------------------

                                    CONSENT


     Each of the undersigned, as Guarantors under a "Subsidiary Guaranty" and as grantors under one or more "Subsidiary Security Documents" (as such terms are defined in the Credit Agreement referred to in the foregoing Amendment and Waiver), each hereby consents and agrees to the foregoing Amendment and Waiver and agrees that (i) each Subsidiary Guaranty and Subsidiary Security Document is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of and on and after the date of such Amendment and Waiver each reference to the Credit Agreement, "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by such Amendment and Waiver, and (ii) the collateral described in the Subsidiary Security Documents shall continue to secure the payment of the indebtedness therein described.

                                       FUTURE GRAPHICS, INC.

                                       By: /s/ STEVEN J. DIPASQUALE
                                          -----------------------------------

                                       Name:   Steven J. Dipasquale
                                            ---------------------------------

                                       Title:  Asst. Chief Financial Officer
                                             --------------------------------


                                       INTERNATIONAL COMMUNICATION
                                       MATERIALS, INC.

                                       By: /s/ STEVEN J. DIPASQUALE
                                          -----------------------------------

                                       Name:   Steven J. Dipasquale
                                            ---------------------------------

                                       Title:  Asst. Treasurer
                                             --------------------------------


                                       NU-KOTE IMAGING INTERNATIONAL, INC.

                                       By: /s/ STEVEN J. DIPASQUALE
                                          -----------------------------------

                                       Name:   Steven J. Dipasquale
                                            ---------------------------------

                                       Title:  Asst. Treasurer
                                             --------------------------------


                                       NU-KOTE IMPERIAL, LTD.

                                       By: /s/ STEVEN J. DIPASQUALE
                                          -----------------------------------

                                       Name:   Steven J. Dipasquale
                                            ---------------------------------

                                       Title:  Asst. Treasurer
                                             --------------------------------